December 2, 2008

DREYFUS INTERNATIONAL FUNDS, INC.
-Dreyfus Emerging Markets Fund

Supplement to Current Prospectus

     The following information supplements and supersedes any contrary information contained in the fund’s prospectus.

Effective December 5, 2008, the fund will be re-opened to new investors.